CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Statements” and “Experts,” and to the use of our reports pertaining to Annuity Investors Life Insurance Company and Annuity Investors Variable Account B dated February 28, 2006 and April 5, 2006, respectively, in Post-effective Amendment No. 12 (Form N-4 No. 333-51971) and Post-effective Amendment No. 44 (Form N-4 No. 811-08017) to the Registration Statement and related Prospectus and Statement of Additional Information of Annuity Investors Variable Account B for the registration of The Commodore Advantage Individual and Group Flexible Premium Deferred Annuities.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 24, 2006